THE ADVISORS' INNER CIRCLE FUND II (THE "TRUST")
  FROST GROWTH EQUITY FUND, FROST VALUE EQUITY FUND AND FROST CINQUE LARGE CAP
                 BUY-WRITE EQUITY FUND (TOGETHER, THE "FUNDS")

                       SUPPLEMENT DATED DECEMBER 30, 2015
 TO THE FUNDS' INSTITUTIONAL CLASS SHARES PROSPECTUS AND INVESTOR CLASS SHARES
                 PROSPECTUS (TOGETHER, THE "PROSPECTUSES") AND
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI"),
                          EACH DATED NOVEMBER 28, 2015

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.

I. As of December 31, 2015, Mr. Brad Thompson will no longer serve as a portfolio manager of the Frost Growth Equity Fund or the Frost Value Equity Fund. Accordingly, as of December 31, 2015:

1. The references to Mr. Thompson in the Frost Growth Equity Fund and the Frost Value Equity Fund summary sections of the Prospectuses are hereby deleted;

2. The references to the Frost Growth Equity Fund and the Frost Value Equity Fund in the paragraph regarding Mr. Thompson in the "Portfolio Managers" sections of the Prospectuses are hereby deleted; and

3. The disclosure regarding Mr. Thompson in the chart under the subsection entitled "Fund Shares Owned by Portfolio Managers" in the "Portfolio Managers" section of the SAI is hereby deleted and replaced with the following:

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Brad Thompson                                              None
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II.  The Board of Trustees (the "Board") of the Trust, at the recommendation of
     Frost Investment Advisors, LLC ("Frost"), the investment adviser of the Frost Cinque Large Cap Buy-Write Equity Fund (the "Fund"), has determined that it is in the best interest of the Fund and its shareholders to cease operations and liquidate any remaining assets on a PRO RATA basis to shareholders, and has approved the closing and liquidation of the Fund. Effective immediately, the Fund will be closed to new investments. The Fund is expected to cease operations and liquidate on or about February 29, 2016 (the "Liquidation Date"). Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the "How to Redeem Fund Shares" sections of the Prospectuses. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

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In anticipation of the liquidation of the Fund, Frost may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the Liquidation Date will reflect the costs of liquidating the Fund.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



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